TAPINATOR

Ticker: TAPM

Investor Presentation

NOVEMBER 2018

FORWARD LOOKING STATEMENTS

To the extent that statements contained in this presentation are not descriptions of historical facts regarding Tapinator, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as "targeted," "may," "will" "expect," "anticipate," "estimate," "intend," and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, financial guidance, statements regarding the quoting and trading of our common stock and our expectations regarding our development and monetization plans for our mobile games and apps. Forward-looking statements in this release involve substantial risks and uncertainties that could cause the development and monetization of our mobile games, future results, performance or achievements to differ significantly from those expressed or implied by the forward- looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in the hits nature of the mobile gaming business and whether apps will achieve mainstream adoption. Tapinator undertakes no obligation to update or revise any forward-looking statements including any financial guidance included herein. The quoting and trading of the company's common stock on the OTC Bulletin Board and the OTC Market Group's OTC Link quotation system is often thin and characterized by wide fluctuations in trading prices, due to many factors that may have little to do with the company's operations or business prospects. As a result, there may be volatility in the market price of the shares of the company's common stock for reasons unrelated to operating performance. Moreover, the OTC Bulletin Board and the OTC Market Group's OTC Link quotation system are not stock exchanges, and trading of securities on them is often more sporadic than trading of securities listed on the NASDAQ Stock market or another securities exchange. Accordingly, stockholders may have difficulty reselling any of their shares. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the company in general, see Tapinator's disclaimers, which are available here: http://www.tapinator.com/disclaimers

WHAT WE DO

Category Leading Mobile Apps


VIDEO POKER CLASSIC
Video Poker Classic
Tapinator, Inc.
GET
Solitaire Dash
Tapinator, Inc.
GET
Dot to Dot - Relaxing Puzzles
Tapinator, Inc.
GET
My Horoscope
Tapinator, Inc.
GET
Dice Mage Online
Tapinator, Inc.
GET

We Develop & Publish Category Leading Apps for Mobile Platforms.

SNAPSHOT

Category Leading Mobile Apps

TAPINATOR

- Our legacy business was to produce a large library of casual mobile games, which had low development costs and predictable, yet limited, returns (i.e. "Legacy Games"). We published more than 350 mobile titles that achieved over 450mm player downloads

- Our current strategy is to develop and publish a portfolio of cateogry leading mobile apps that are evergreen, have top grossing potential and include subscription monetization (i.e. "Category Leading Apps")

- **Our revenues and adjusted EBITDA* for 2017 were $3.1mm and $250k, respectively**

- We generate revenues via: (i) consumer transactions, including subscriptions and in-app purchases and (ii) branded advertisements

- Based in New York City and have 7 employees and approximately 40 contractors

- Debt-free, with a clean capital structure, and cash flow positive from operations

* EBITDA is a non-GAAP, unaudited financial measure.

INVESTMENT HIGHLIGHTS

Category Leading Mobile Apps

- Large/growing addressable markets - mobile apps + mobile advertising
- Diversified portfolio of 350+ revenue producing apps
- Low fixed cost and efficient development platform, with ROI-based approach
- Poised for significant long-term revenue growth with high operating leverage; we have been adjusted EBITDA* positive every year since inception
- Efficient monetization strategy consisting of app store transactions and programmatic advertising sales
- Veteran management team/board with high-growth and large internet company credentials and a track record of building successful digital media businesses

* Adjusted EBITDA is a non-GAAP, unaudited financial measure.

EXECUTIVE TEAM

Bios

TAPINATOR



ILYA NIKOLAYEV - Chief Executive Officer

Co-Founder and CEO of Familybuilder until the sale of the Company to Intelius in 2011. He grew the business to profitability, acquired over 45 million users on the web, and over 2 million users on mobile. Mr. Nikolayev was also a cofounder of InAppFuel, a developer of patented minigame software acquired by Tapinator in 2014. Prior to Familybuilder, Mr. Nikolayev worked in banking for JP Morgan and graduated cum laude with a BA from New York University.



ANDREW MERKATZ - President/CFO

An accomplished entrepreneur with 20+ years of financial operations and transactional experience. Mr. Merkatz spent 6+ years at Vision Capital where he focused on digital media and software technology. Mr. Merkatz was also a cofounder of InAppFuel and Familybuilder along with Mr. Nikolayev. Mr. Merkatz earned his BA from University of Pennsylvania (cum laude), and his MBA from Harvard University.



GEORGI DARAKEV - VP of Technology

Led all feature development at Familybuilder. Extensive experience developing successful LAMP (Linux,Apache, MySQL, PHP) applications and web services. Expertise in scaling applications on AWS, S3, and Rightscale. Built products used by millions monthly on both the web & mobile. Cofounder of InAppFuel. Mr. Darakev earned his BS in Computer Science from Dowling College.



TEYMOUR FARMAN-FARMAIAN - Independent Director

Was CMO/CRO at Spotify, the world's leading music streaming service, starting in 2011. He helped triple revenue growth to hit a $500 million run rate, and achieve 7.5 million DAU. Before Spotify, Teymour worked at Zynga (ZNGA) as GM of Partnerships and at Google (GOOG) in various sales and operational roles. Teymour earned his BA from Duke University and his MBA from Harvard University.

COMPANY MILESTONES

Timeline

2012
- Tapinator team creates its first mobile game, Drive with Zombies

2013
- Tapinator is incorporated to focus on the mobile gaming opportunity

2014
- Reverse merger into a public entity
- Focus on Rapid-Launch Games strategy

2015
- Tapinator ends the year with 183 games and 166 million player downloads

2016
- Tapinator launches Video Poker Classic, its first successful Category Leading App

2017
- Tapinator shifts strategy to focus on Category Leading Apps with the launch of Solitaire Dash and Dice Mage 2

2018
- $3.0mm common stock raise at $.12 /share
- Cheetah Mobile (NYSE: CMCM) partnership
- Strategy expands to include subscriptions

2019
- Stay tuned...

TWO BIG MARKET OPPORTUNITIES

Mobile Application Revenue to Grow From $41B in 2015 to $101B in 2020

Mobile Advertising Revenue Projected to Grow From $101B in 2016 to $166B in 2018


$ in Billions
Mobile App Store Annual Gross Revenues
2015 vs. 2020, Games & Apps
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$6.3
$34.8
$26.4
$74.6
2015
2020
*App Annie Mobile App Forecast: The Path to $100 Billion (02/2016)
Games
Apps


$ in Billions
Mobile Advertising Revenue
2016 vs. 2018, US & ROW
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$60.8
$10.8
$29.7
$83.9
$49.8
$108.5
$57.5
2016
2017
2018
US In-App
US Mobile Web
US Mobile Ad Spending
Rest of World Ad Spend
*eMarketer:
Mobile Ad Spend to Top $100 Billion Worldwide in 2016 (04/02/15);
Mobile Will Account for 72% of US Digital Ad Spend by 2019 (03/24/15)

PRODUCT STRATEGY

Build Category Leading Mobile Apps

TAPINATOR

Legacy Games



- Historically predictable returns
- Advertising monetization
- High volume, low cost

Category Leading Mobile Apps


VIDEO
POKER
CLASSIC

- Repeatable, stackable revenue
- Subscriptions + in-app purchase monetization
- Category leadership

LEGACY BUSINESS: RAPID-LAUNCH GAMES

High Volume, Low Cost, Historically Predictable Returns

TAPINATOR

- Low cost development platform
- Cross promotion replaces traditional user acquisition cost
- Over 350 active games, 100+ of which have achieved 1 million+ downloads
- 60% of games older than 180 days are profitable, and 71% after one year

$6.9K	$26k	3.8x
Average Development Cost per Game*	Average Contribution Margin per Game*	Average ROI per Game*

*Historical data from 391 Rapid-Launch games from 7/1/13 through 12/31/17.

*Figures include projected revenue and cost data over estimated remaining life.

LEGACY BUSINESS: RAPID-LAUNCH GAMES

High Volume, Low Cost, Historically Predictable Returns


Parking
Driving
Stunts
Animal Sims
Career Sims
Shooting
Fighting

Starting in 2017, the Rapid-Launch Game market became increasingly saturated.

SUBSCRIPTION-BASED MONETIZATION

Market Opportunity

TAPINATOR

Top grossing suscription-based mobile apps generate huge numbers:

- Calm, a meditation app, has achieved a $250 million valuation[1]
- Color by Number, a leading coloring app, generates $30+ million in annual revenue[2]
- MyFitnessPal, a leading fitness app, was acquired by Under Armour in a $475m deal[3]

"How The Subscription Economy Is Disrupting The Traditional Business Model"

-Forbes

"SiriusXM to Buy Pandora for $3.5 Billion in Bid to Expand Reach"

-New York Times

"Match Group revenue soars as Tinder attracts more subscribers"

-Reuters

[1] Techcrunch, May 2018
[2] Think Gaming, October 2018
[3] Techcrunch, February 2015

SUBSCRIPTION-BASED MONETIZATION

Repeatable, Stackable Revenue

TAPINATOR


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- Subscription monetization on mobile represents a major business model improvement from one-time IAP monetization (e.g. more predictability; higher revenue quality)
- We recently launched our first pure-play subscription product and several others are in development
- We are early movers and well positioned to build top grossing subscription products in 2019

CATEGORY LEADING MOBILE APPS

Product Categories

Games


VIDEO
POKER
CLASSIC

Video Poker Classic



Solitaire Dash



Dice Mage Online

Entertainment



Dot to Dot

Lifestyle



My Horoscope

CATEGORY LEADING MOBILE APPS

Games


SOLITAIRE
DASH
PLAY

Solitaire Dash 2.0

- Solitaire Dash is an example of our focus on the casino genre within the games category
- Recent 4-Yr. Distribution Deal with Cheetah Mobile (NYSE: CMCM) for Solitaire Dash. We expect lifetime deal value in the millions
- Video Poker Classic is the #1 grossing video poker game on mobile. We see significant subscription growth opportunity
- Dice Mage Online is the third installment of this successful franchise. We expect multiplayer gameplay to drive significant long-term retention and monetization

CATEGORY LEADING MOBILE APPS

Entertainment


4
5
6
7
8
9
10
DOT TO DOT
RELAXING PUZZLES

Dot to Dot - Relaxing Puzzles

Launched September 2018

- Coloring apps are big business on mobile. There are currently three coloring apps within the Top 200 Grossing list
- We see the opportunity to launch a best-in-class dot-to-dot, coloring product and establish subcategory leadership
- Initial subscriber data is promising

CATEGORY LEADING MOBILE APPS

Lifestyle


9:41
MY HOROSCOPE
Just for You
by Astrology Experts
"Millionaires don't use astrology, billionaires do."
LOADING...

My Horoscope
Launching December 2018

- There are several poorly designed astrology apps currently within the Top 500 Grossing list
- We see the opportunity to launch a best-in-class horoscope product and establish category leadership
- We are confident that this category supports Top 150 Grossing potential, which equates to a $10m+ annual revenue opportunity

DIVERSIFIED REVENUE SOURCES

Consumer Transactions & Advertising

Consumer Transactions

2017: 43% of Revenue

Long-Term Target: 70% of Revenue

Advertising

2017: 57% of Revenue

Long-Term Target: 30% of Revenue

OPERATIONAL EXCELLENCE

Creating Barriers to Entry



350+
Apps
• Live Ops
• Platform Relationships
• App Store Optimization
450m
Installs
Expertise in Live Operations: Player analytics, attribution, and ad optimization
Strong platform editorial relationships (13 "New Games We Love" on iOS)
Top search placement & ability to move apps up the leaderboards

USERS & APP METRICS

Proven Ability to Achieve Scale

TAPINATOR

Metrics as of Q3 2018:

- Average DAUs – **261,000**
- Average MAUs – **4.8 million**
- Cumulative Downloads – **455 million** as of September 30, 2018
- App Library – **399 active titles** as of September 30, 2018

FUTURE OPPORTUNITIES

Partnerships and Acquisitions



- Expand distribution and publishing initiatives to leverage our products, platform relationships, and operational excellence


Messaging

- Pursue acquisitions within the mobile app market. Focus on small, nimble teams with evergreen products

LONG TERM OBJECTIVES

Methodical Value Creation


Nasdaq
The #1 EXCHANGE for IPOs

- Up-listing to a senior exchange: NYSE MKT or NASDAQ
- Focus on freemium based subscription products and recurring revenue streams
- Generate consistent and growing positive cash flow from operations and adjusted EBITDA*
- Reinvest to develop portfolio of leading mobile franchises that are #1 or #2 within their respective categories

* Adjusted EBITDA is a non-GAAP, unaudited financial measure.

FINANCIAL HIGHLIGHTS

>20% Annualized Bookings Growth Target for 2017-2020

TAPINATOR

($ in thousands)	2017 Audited	Nine Months Ended Sept 30, 2018	Year-Over-Year % Change**
REVENUE	$3,141	$2,304	1%
BOOKINGS	3,499	2,688	3%
NET LOSS	(3,690)	(2,081)	(28%)
ADJUSTED EBITDA*	248	143	14%
TOTAL DEBT	1,317	0	(100%)
CASH	247	1,010	309%

* A Non-GAAP Measure

** Comparison between nine months ended Sept 30, 2018 and nine months ended Sept 30, 2017

KEY FACTS

SHARE STATISTICS
(as of 10/01/2018)

Trading Symbol (OTCQB)	TAPM
Stock Price	$0.06
Common Shares Outstanding	95.6mm
30d Avg. Volume	466K
Market Cap	$5.7mm
Public Float	30.2 mm shares
Insider/Employee Ownership (FD)	36%

OTHER

Personnel	7 FTE
Fiscal Year Ends	12/31
Website	Tapinator.com
Corporate HQ	New York, NY
Legal	Quick Law Group
Auditor	Liggett & Webb, P.A.

THANK YOU

For more information and a copy of our presentation, go to:

http://tapinator.com/investors